AMENDMENT TO NOTE AGREEMENT

           This AMENDMENT TO NOTE AGREEMENT, dated as of September 29, 1999 (this "Amendent") among QUESTRON OPERATING COMPANY, INC. and ALBION ALLIANCE MEZZANINE FUND, L.P., ALLIANCE INVESTMENT OPPORTUNITIES FUND, LLC, THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES and IBJ WHITEHALL BANK & TRUST COMPANY (collectively, the "Purchasers") modifies that certain Note Agreement, dated as of June 29, 1999 (the "Existing Note Agreement;" and the Existing Note Agreement as modified by this Amendment, the "Note Agreement") among the Company and the Purchasers.

           WHEREAS, pursuant to the Existing Note Agreement, the Company issued to the Purchaser its 14.50% Senior Subordinated Notes due June 30 2005 (the
"Notes") in the aggregate principal amount of Twenty Million Dollars ($20,000,000); and

           WHEREAS, the Purchasers are the holders of all the outstanding Notes; and

           WHEREAS, the Company and the Purchasers have agreed to waive, on a limited basis, certain provisions of the Existing Note Agreement.

           NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiently of which is hereby acknowledged, the parties hereto agree as follows:

1.         DEFINED TERMS

           Capitalized terms used and not defined herein shall have the same meanings given to them in the Note Agreement.

2.         CERTAIN AMENDMENTS AND AGREEMENTS.

2.1        Limited Waivers.

           Each Purchaser hereby waives any default which might have occurred pursuant to Section 6.1(b) of the Existing Note Agreement by virtue of the failure of the Company to comply with:

                     (a) Section 4.2 of the Existing Note Agreement with respect to any failure by the Company to maintain the specified ratio of Consolidated Senior Secured Funded Debt to Pro Forma Combined EBITDA for the period of four (4) full consecutive fiscal quarters of the Company ended September 30, 1999;

                     (b) Section 4.3 of the Existing Note Agreement with respect to any failure by the Company to maintain the specified ratio of Total Funded Debt to Pro Forma Combined EBITDA for the period of four
           (4) full consecutive fiscal quarters of the Company ended September 30, 1999; or

                     (c) Section 4.4 of the Existing Note Agreement with respect to any failure by the Company to maintain the specified ratio of Pro Forma Combined EBITDA to Pro Forma Combined Interest Expense for the period of four (4) full consecutive fiscal quarters of the Company ended September 30, 1999.

          2.2        No Other Amendments.

           Except as expressly set forth in Section 2.1, the Purchasers do not waive the occurrence of any other Event of Default. Specifically, the Purchasers do not waive any Event of Default arising other than pursuant to Section 6.1(b) of the Existing Note Agreement, any Event of Default pursuant to Section 6.1(b) arising out of the failure by the Company to comply with any provision of the Existing Note Agreement other than Section 4.2, Section 4.3 and Section 4.4, or any Event of Default pursuant to Section 6.1(b) arising out of the failure by the Company to comply with Section 4.2, Section 4.3 or Section 4.4 of the Existing Note Agreement for any fiscal period of the Company other than the period of four (4) full consecutive fiscal quarters of the Company ended September 30, 1999.

3.         NO OTHER MODIFICATIONS; CONFIRMATION .

           All the provisions of the Notes, and, except as expressly waived, modified and supplemented hereby, all the provisions of the Existing Note Agreement, are and shall remain in full force and effect. As of the Effective Date (defined below), all references in the Financing Documents to the "Note Agreement" shall be references to the Existing Note Agreement, as modified by this Amendment and as hereafter amended, modified or supplemented in accordance with its terms.

4.         REPRESENTATIONS AND WARRANTIES.

           The Company represents and warrants as follows to each holder of Notes as of the date hereof and as of the Effective Date (as defined below). The Company acknowledges and agrees that the representations and warranties of this
Section 4 comprise representations and warranties in a written modification to the Note Agreement, as contemplated by Section 6.1(c) of the Note Agreement.

          4.1        No Other Defaults.

           No Default or Event of Default (other than Defaults or Events of Default expressly and specifically waived pursuant to the provisions of Section
2.1 of this Amendment) has occurred and is continuing.

     4.2        Senior Credit Agreement.

           The Senior Credit Agreement (as amended as described in Section 5.3) is the only Senior Credit Facility in existence as of the date hereof. After giving effect to the effectiveness of this Amendment, no unwaived default or event of default has occurred or is continuing in respect of any Senior Credit Facility.

          4.3        Obligations Remain Enforceable.

           The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any Governmental Authority) in order to be effective and enforceable. The Note Agreement (as modified by this Amendment) and the Notes constitute the legal, valid and binding obligation of the Company, enforceable against Company in accordance with its terms, except that the enforceability thereof may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors' rights generally; and subject to the availability of equitable remedies.

          4.4        Securities Purchase Agreement Representations.

           All representations and warranties of the Company contained in the Securities Purchase Agreement (other than representations or warranties expressly made only on and as of the Closing Date or any earlier date) are true and correct as of the date hereof, after taking into account Section 2 above.

          4.5        Financial Information.

           All financial statements delivered to the Purchasers by the Company pursuant to the provisions of Section 5.1(a), Section 5.1(b) and Section 5.1(c) of the Note Agreement since the Closing Date were, and all information delivered to the Purchasers by the Company pursuant to Section 5.1(e) of the Note Agreement since the Closing Date was, true, complete and correct in all material respects as of the respective dates of such information.

5.         EFFECTIVENESS

           This Amendment shall become effective only upon the date of the satisfaction in full of the following conditions precedent (which date shall be the "Effective Date").

           5.1        Execution and Delivery of this Amendment.

           Each Purchaser shall have received a counterpart hereof, duly executed and delivered by the Company and each other Purchaser.

           5.2        Acknowledgement by Affiliate Guarantors.

           Each Affiliate Guarantor shall have duly executed and delivered the form of acknowledgement attached to this Amendment acknowledging its obligations in respect of the Affiliate Guaranty.

           5.3        Senior Credit Agreement.

           The Company and each of its Affiliates and Subsidiaries as are parties to the Senior Credit Facility shall have entered into an amendment to the Senior Credit Agreement in the form attached hereto as Exhibit 5.3.

           5.4        Representations and Warranties.

           The representations and warranties of the Company made in Section 4 of this Amendment shall remain true and correct in all respects as of the Effective Date.

           5.5        No Injunction, Etc.

           No injunction, writ, restraining order or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority.

           5.6        Expenses.

           The Company shall have paid all out-of-pocket expenses of the Purchasers in connection with the execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Bingham Dana LLP, as special counsel to the Required Holders.

6.         MISCELLANEOUS

           6.1        Section Headings.

           The titles of the Sections of this Amendment appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Amendment as a whole and not to any particular Section or other subdivision. References to Sections are, unless otherwise specified, references to Sections of this Amendment.

           6.2        Governing Law.

           THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

           6.3        Successors and Assigns.

           This Amendment shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The provisions hereof are intended to be for the benefit of all holders, from time to time, of Notes, and shall be enforceable by any such holder whether or not an express assignment to such holder of rights hereunder shall have been made by any Purchaser or its successor or assign.

           6.4        Execution in Counterpart.

           This Amendment may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original.

         [The remainder of this page has been left blank intentionally.
                     The next page is the signature page.]

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                        QUESTRON OPERATING COMPANY, INC.



                                        By: /s/ Dominic A. Polimeni
                                            ------------------------------------
                                            Name:  Dominic A. Polimeni
                                            Title  Chairman and CEO



                                        ALBION ALLIANCE MEZZANINE FUND, L.P.
                                         By:  Albion Alliance LLC,
                                              its General Partner


                                        By: /s/ U. Peter C. Gummeson
                                            ------------------------------------
                                            Name:  U. Peter C. Gummeson
                                            Title  Senior Vice President


                                        ALLIANCE INVESTMENT
                                        OPPORTUNITIES FUND, LLC
                                        By: Alliance Investment Opportunities
                                            Management L.P., its Managing Member
                                        By: Alliance Capital Management, L.P.,
                                            its Managing Member
                                        By: Alliance Capital Management
                                            Corporation, its General Partner



                                        By: /s/ Nelson Jantgen
                                            ------------------------------------
                                            Name: Nelson Jantgen
                                            Title SVP

                                       THE EQUITABLE LIFE ASSURANCE SOCIETY OF
                                       THE UNITED STATES



                                        By: /s/ U. Peter C. Gummeson
                                            ------------------------------------
                                            Name:  U. Peter C. Gummeson
                                            Title  Investment Officer


                                       IBJ WHITEHALL BANK & TRUST COMPANY



                                       By: /s/ Jean-Louis Pernin
                                           -------------------------------------
                                           Name:  Jean-Louis Pernin
                                           Title: Director

                       ACKNOWLEDGEMENT AND CONFIRMATION OF
                              AFFILIATE GUARANTORS


           Each of the undersigned, being a party to that Unconditional Guaranty (the "Guaranty"), dated as of June 29, 1999, re: $20,000,000 14.5% Senior Subordinated Notes due June 30, 2005 (the "Notes") issued by Questron Operating Company, Inc. (the "Company") acknowledges that:

                     (a) it has received and read the attached Amendment to Note Agreement;

                     (b) that it will benefit materially and substantially from the agreements and forbearances made by the Purchasers in the attached Amendment to Note Agreement; and

                     (c) that its guaranty of the Guarantied Obligations (as defined in the Guaranty) and all of its other obligations pursuant to the Guaranty shall remain in full force and effect notwithstanding the execution and delivery by the Company and the Purchasers of the attached Amendment to Note Agreement and the performance by the Company and the Purchasers of their respective obligations pursuant to the Notes and the Note Agreement (as defined in the attached Amendment to Note Agreement).

         [The remainder of this page has been left blank intentionally.
                     The next page is the signature page.]

           IN WITNESS WHEREOF, each of the undersigned parties hereto have caused this Acknowledgement and Confirmation of Affiliate Guarantors to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                            QUESTRON TECHNOLOGY, INC.
                            QUESTRON FINANCE CORP.
                            QUESTRON DISTRIBUTION LOGISTICS, INC.
                            COMP WARE, INC.
                            POWER COMPONENTS, INC.
                            INTEGRATED MATERIAL SYSTEMS, INC.
                            CALIFORNIA FASTENERS, INC.
                            FAS-TRONICS, INC.
                            FORTUNE INDUSTRIES, INC.
                            CAPITAL FASTENERS, INC.
                            ACTION THREADED PRODUCTS, INC.
                            ACTION THREADED PRODUCTS OF
                            GEORGIA, INC.
                            ACTION THREADED PRODUCTS OF
                            MINNESOTA, INC.



                            By: /s/ Dominic A. Polimeni
                                ------------------------------------------------
                                Name:  Dominic A. Polimeni
                                Title  Chairman and CEO

                                   EXHIBIT 5.3
                      AMENDMENT TO SENIOR CREDIT AGREEMENT